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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 18, 2003



                           GRAFTECH INTERNATIONAL LTD.
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                     1-13888                06-1385548
        (State or Other        (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                           Identification Number)



    BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301, WILMINGTON, DELAWARE 19803
          (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 302-778-8227




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

         GrafTech International Ltd. (the "Company") is filing this Report to reclassify certain financial information at December 31, 2001 and 2002 and for each of the years in the three periods ended December 31, 2000, 2001 and 2002 to give effect to changes in accounting for reportable segments, discontinued operations and the adoption of SFAS No. 145. Such information is contained in Exhibits 99.1, 99.2 and 99.3 and is hereby incorporated by reference into this Report.

         These changes have been previously disclosed either in the our Annual Report on Form 10-K for the year ended December 31, 2002 or Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 or June 30, 2003. The reclassifications do not change previously reported consolidated net income, basic or diluted earnings per share, consolidated total assets or liabilities, or consolidated cash flows from operating activities, investing activities or financial activities. Except as otherwise described herein, the Company has not amended or restated any other information included in its Annual Report on Form 10-K for the year ended December 31, 2002.

         CHANGE IN REPORTABLE SEGMENTS. In 2002, the Company's businesses were organized around two operating divisions, the Graphite Power Systems Division, which included the graphite electrode and cathode businesses, and the Advanced Energy Technology Division, which included the natural graphite, advanced synthetic graphite and advanced carbon materials businesses. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 131, "Segment Reporting," the Company segregated its businesses into the two reportable segments which corresponded with its two operating divisions.

         In 2003, the Company further refined the organization of its businesses into the following three lines of business:

o a synthetic graphite line of business called Graphite Power Systems, which primarily serves the steel, aluminum, semiconductor and transportation industries and includes graphite electrodes, cathodes and other advanced synthetic graphite materials;

o a natural graphite line of business called Advanced Energy Technology, which primarily serves the transportation, power generation, electronics and chemical industries and includes fuel cell, electronic thermal management and sealant products and services; and

o a carbon materials line of business called Advanced Carbon Materials, which primarily serves the silicon metal and ferro-alloy industries and includes carbon electrodes and refractories.

         In accordance with SFAS No. 131, the Company segregated its businesses into the following new segments: Synthetic Graphite, which consists of the synthetic graphite line of business; and Other, which consists of the natural graphite and advanced carbon materials lines
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of business. The Company began reporting financial information using these new segments in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

         As required by SFAS No. 131, consolidated financial statements published by the Company in the future will reflect modifications to its reportable segments resulting from this organizational change, including reclassification of all comparable prior period segment information.

         TREATMENT OF DISCONTINUED OPERATIONS. As part of the Company's ongoing asset sale program, the Company sold its non-strategic composite tooling business based in Irvine, California in June 2003 for approximately $17 million (including an approximately $2 million working capital adjustment). We received $15 million in cash prior to June 30, 2003. As a result, under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the composite tooling business is reflected as a discontinued operation in the Consolidated Financial Statements. We have reflected prior year results of the composite tooling business as a discontinued operation on the Consolidated Statements of Operations and reclassified the assets and liabilities of the business separately on the Consolidated Balance Sheets.


         ADOPTION OF SFAS NO. 145. Effective January 1, 2003, the Company adopted SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections," relating to SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt." Previously, accounting principles generally accepted in the U.S. required that gains and losses from extinguishment of debt be classified as an extraordinary item, net of related income tax effect. Based on SFAS No. 145, gains and losses from extinguishment of debt are classified as extraordinary items only if they meet the criteria of APB 30, "Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." The provisions of APB 30 distinguish transactions that are part of an entity's recurring operations from those that are unusual or infrequent or that meet the criteria for classification as an extraordinary item. As such, those that do not meet the criteria of APB 30 are included in the statement of operations before income (loss) before provisions (benefits) for income taxes, minority interest and extraordinary items. Items presented in prior periods that do not meet the criteria in APB 30 for classification as an extraordinary item must be reclassified. The effect of the adoption was to require reclassification of write-offs of capitalized bank charges and other debt extinguishment costs resulting from the prepayment of associated bank debt in the amount of approximately $21 million and $4 million for the years ended December 31, 2000 and 2002, respectively, from extraordinary items to other (income) expense, net. The corresponding provisions for taxes have been adjusted accordingly in the amount of approximately $8 million and $1 million for the years ended December 31, 2000 and 2002, respectively.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAFTECH INTERNATIONAL LTD.



Date:  August 18, 2003             By:  /s/ Corrado F. De Gasperis
                                        ----------------------------------------
                                        Corrado F. De Gasperis
                                        Vice President, Chief Financial Officer
                                         and Chief Information Officer




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                                  EXHIBIT INDEX

23.1       Consent of KPMG LLP

23.2       Consent of Deloitte & Touche LLP

99.1 Amended and Restated Selected Financial Data, comprising Item 6 of GrafTech International Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2002.

99.2 Amended and Restated Management's Discussion and Analysis of Financial Condition and Results of Operations, comprising Item 7 of GrafTech International Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2002.

99.3 Amended and Restated Financial Statements and Supplementary Data, comprising Item 8 of GrafTech International Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2002.